Exhibit 99
FORM 4 JOINT FILER INFORMATION

Name of
“Reporting Persons”:	InterWest Partners VIII, L.P. (“IW8”)
InterWest Investors VIII, L.P. (“ii8”)
InterWest Investors Q VIII, L.P. (“iiQ8”)
InterWest Management Partners VIII, LLC (“IMP8”)

Harvey B. Cash
Philip T. Gianos
W. Scott Hedrick
W. Stephen Holmes
Gilbert H. Kliman
Arnold L. Oronsky
Thomas L. Rosch
Michael B. Sweeney
Christopher B. Ehrlich
H. Ronald Nash

Address:	2710 Sand Hill Road, Second Floor
Menlo Park, CA 94025

Designated Filer:	InterWest Partners VIII, L.P.

Issuer and Ticker Symbol:	Anesiva, Inc. (ANSV)

Date of Event:	December 18, 2007
Each of the following is a Joint Filer with InterWest Partners VIII L.P. (“IW8”) and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:
InterWest Management Partners VIII, LLC (“IMP8”) is the general partner of InterWest Partners VIII, L.P. (“IW8”), InterWest Investors VIII, L.P. (“II8”) and InterWest Investors Q VIII, L.P. (“IIQ8”) and has sole voting and investment control over the shares owned by IW8, II8 and IIQ8. Harvey B. Cash, Philip T. Gianos, W. Scott Hedrick, W. Stephen Holmes, Gilbert H. Kliman, Arnold L. Oronsky, Thomas L. Rosch, and Michael B. Sweeney are Managing Directors of IMP8 and Christopher B. Ehrlich, and H. Ronald Nash are Venture Members of IMP8. Dr. Oronsky has filed separately for his indirect ownership interests and is not a joint filer hereunder.
All Reporting Persons disclaim beneficial ownership of shares of Anesiva, Inc. stock held by IW8, II8 and IIQ8, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above has designated InterWest Partners VIII, L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder. Each Reporting Person has appointed InterWest Management Partners VIII, LLC as its attorney in fact for the purpose of making reports relating to transaction in Anesiva, Inc. Common Stock.

InterWest Management Partners VIII, L.L.C.
By:	/s/ Gilbert H. Kliman
Gilbert H. Kliman, Managing Director

InterWest Partners VIII, LP
By:	InterWest Management Partners VIII, LLC Its General Partner

By:	/s/ Gilbert H. Kliman
Gilbert H. Kliman, Managing Director

InterWest Investors VIII, LP
By:	InterWest Management Partners VIII, LLC Its General Partner

By:	/s/ Gilbert H. Kliman
Gilbert H. Kliman, Managing Director

InterWest Investors Q VIII, LP
By:	InterWest Management Partners VIII, LLC Its General Partner

By:	/s/ Gilbert H. Kliman
Gilbert H. Kliman, Managing Director

Harvey B. Cash, an individual
By:	InterWest Management Partners VIII, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson
Karen A. Wilson, Power of Attorney

Philip T. Gianos, an individual
By:	InterWest Management Partners VIII, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson
Karen A. Wilson, Power of Attorney

W. Scott Hedrick, an individual
By:	InterWest Management Partners VIII, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson
Karen A. Wilson, Power of Attorney

W. Stephen Holmes, an individual
By:	InterWest Management Partners VIII, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson
Karen A. Wilson, Power of Attorney

Gilbert H. Kliman, an individual
By:	InterWest Management Partners VIII, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson
Karen A. Wilson, Power of Attorney

Thomas L. Rosch, an individual
By:	InterWest Management Partners VIII, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson
Karen A. Wilson, Power of Attorney

Michael B. Sweeney, an individual
By:	InterWest Management Partners VIII, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson
Karen A. Wilson, Power of Attorney

Christopher B. Ehrlich, an individual
By:	InterWest Management Partners VIII, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson
Karen A. Wilson, Power of Attorney

H. Ronald Nash, an individual
By:	InterWest Management Partners VIII, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson
Karen A. Wilson, Power of Attorney